UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported December 31, 2008) January 7, 2009

ACTIGA CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52323
(Commission File Number)

39-2059213
(IRS Employer Identification No.)

871 Marlborough Avenue, Suite 100, Riverside CA 92507
(Address of principal executive offices and Zip Code)

951-786-9474
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          Effective December 31, 2008, Mr. Steve Bajic resigned from his position as a member of the Board of Directors of Actiga Corporation (the “Company”). There were no disagreements between Mr. Bajic and the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibits
N/A

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 7, 2009

ACTIGA CORPORATION

	By:	/s/ Amro Albanna

Name: Amro Albanna
Title: Chief Executive Officer